Exhibit 10.1

Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 10, 2021, by and among FIESTA RESTAURANT GROUP, INC., a Delaware corporation (the “Borrower”), FORTRESS CREDIT CORP., as Administrative Agent for the several financial institutions from time to time party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), and the LENDERS party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 23, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and Lenders agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto (constituting Required Lenders) are willing to accommodate Borrower’s request.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.Amendment to Credit Agreement. Clause (a) of Section 9.5 of the Credit Agreement is hereby amended by replacing the reference to “$3,000,000” in sub-clause (vi) therein with “$10,000,000”.

3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective when each of the conditions set forth in this Section 3 shall have been satisfied:
(a)the Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment from the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders;
(b)the representations and warranties in Section 4 are true and correct; and
(c)the Borrower shall pay to the Administrative Agent all out-of-pocket costs, fees and expenses (including, without limitation, the invoiced, reasonable and out-of-pocket legal fees and expenses of legal counsel) of the Administrative Agent required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement including, without limitation, in connection with this Amendment.
4.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the date hereof and after giving effect to this Amendment:
(a)The Borrower (i) is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is organized, (ii) is qualified to do business and is in good standing in all jurisdictions where such qualification is required (except where failure to so qualify could not reasonably be expected to have a Material Adverse Effect), (iii) has the necessary power and authority, and all necessary permits, licenses, franchises, patents, copyrights, trademarks and trade names, or rights, to conduct its business except where such failure could reasonably be expected to result in a Material Adverse Effect and (iv) has the necessary power and authority to execute this Amendment.
(b)The execution and delivery by the Borrower of this Amendment, and the performance of its obligations under the Credit Agreement (as amended by this Amendment), (i) have been duly authorized by the Borrower, (ii) do not conflict with any of its Organizational Documents, (iii) do not conflict with, or violate, any applicable material Law or material agreement or material contractual restriction by which the Borrower is bound, (iv) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect where the failure to obtain could not reasonably be expected to result in a Material Adverse Effect, and (v) will not result in the creation or imposition of any Lien on any of its assets, except those in favor of Collateral Agent and which could not reasonably be expected to result in a Material Adverse Effect.
(c)This Amendment has been duly executed and delivered to Administrative Agent by the Borrower, and this Amendment constitutes a legal, valid, and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by applicable Debtor Relief Laws, other laws of general application relating to the enforcement of creditors’ rights, and general principles of equity.
(d)After giving effect to this Amendment, each of the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except if such representation and warranty is qualified by materiality or Material Adverse Effect then such representation and warranty is true and correct in all respects) on and as of the date hereof, with the same force and effect as if such representations and warranties had been made on and as of the date hereof (unless such representation or warranty relates to an earlier date).
(e)No Default or Potential Default exists on the date hereof, after giving effect to this Amendment.

5.No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. This Amendment is a Loan Document under and as defined in the Credit Agreement. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not serve to effect a novation of the Obligations, but rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. The terms and provisions of Sections 13.5 and 13.6 of the Credit Agreement are incorporated herein by reference and shall apply to this Amendment, mutatis mutandis.

9.Severability; Captions; Independence of Provisions. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. The parties hereto acknowledge that this Amendment and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Amendment.

10.RELEASE. IN CONSIDERATION OF THE AMENDMENTS CONTAINED HEREIN, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE BORROWER HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, PARTNERS, MEMBERS, DIRECTORS, TRUSTEES, EMPLOYEES AND AGENTS OF THE ADMINISTRATIVE AGENT AND EACH LENDER (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH THE BORROWER MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”). THE BORROWER REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT IT HAS NOT GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE. THE BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS EACH RELEASED PERSON FROM AND AGAINST ANY AND ALL CLAIMS AND ANY LOSS, COST, LIABILITY, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) INCURRED BY ANY RELEASED PERSON IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, PROVIDING EVIDENCE OR PRODUCING DOCUMENTS IN CONNECTION WITH OR TAKING OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED CLAIM.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

FIESTA RESTAURANT GROUP, INC.

By:	/s/ Richard Stockinger
Name:	Richard Stockinger
Title:	President & CEO

ADMINISTRATIVE AGENT:

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

LENDERS:

FORTRESS LENDING II HOLDINGS L.P., as a Lender

By:	Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer